000732708

2007.5.31

劳 动 合 同

甲方：济南银泉科技有限公司

乙方：王庆华

甲方：济南铝巢科技有限公司　合同履行地：济南

乙方：王庆年　性别男　身份证号370105600218001

根据《劳动法》、《山东省劳动合同条例》，经双方平等协商，自愿签订本合同。

一、甲方义务

（一）遵守国家及省、市的法律、法规和政策，保障乙方的合法权益；

（二）按时足额为乙方缴纳社会保险费；

（三）按时支付乙方的工资，不得克扣和无故拖欠；

（四）为乙方提供符合国家规定的劳动安全卫生条件和必要的劳动防护用品；

（五）依法对女职工和未成年工实行特殊保护；

（六）依法支持乙方参加合法的社会活动；

（七）保证乙方依法享受国家规定的有关休假待遇；

（八）乙方因工或非因工死亡，按国家规定支付丧葬费、抚恤费等；

（九）乙方因工负伤或患职业病，按国家有关规定办理。

二、乙方义务

（一）遵守国家及省、市的法律、法规和政策，维护甲方的合法权益；

（二）遵守甲方不违反法律、法规的规章制度，服从甲方的领导、教育和工作安排；

（三）认真履行岗位职责，严格遵守安全操作规程，完成甲方规定的生产（工作）数量、质量指标（要求）；

（四）自愿委托甲方代为扣缴国家规定本人应缴纳的社会保险费；

（五）在本合同期内，保守甲方的商业秘密。

三、合同期限、工时制度、工作内容、工资给付

（一）本合同期限选用：A（固定期限）；B（无固定期限）；C（以完成一定的工作为期限）。

A:本合同自2006年 7 月 8 日起生效，至 2011 年 7 月 7日终止。其中生效后的前 个月为试用期。

B:本合同自 年 月 日起生效，至下列条件出现时终止，其中生效后的前 个月为试用期。

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C:本合同自 年 月 日起生效，至 ________________ ______工作（任务）完成日终止，其中生效后的前 个月为试用期。

（二）本合同期内工时制度采用：A（定时工作制）；B（不定时工作制）；C（综合计算工时工作制）。

A.乙方每天为甲方工作不超过8小时，平均每周工作不超过40小时，每周至少休息一天。甲方因生产经营需要，经与工会和乙方协商后可适当安排乙方延长工作时间或在休息日、法定节假日加班。但延长工作时间每日不得超过三小时，每月不得超过三十六小时。

B.不定时工作制（按劳动保障行政部门批准的办法执行）。

C.综合计算工时工作制（按劳动保障行政部门批准的办法执行）。

（三）工作内容：乙方同意甲方安排其从事 领导岗位 ______________________________工作。

（四） 工资给付：

1、甲方以法定货币至少每月支付一次乙方工资。乙方提供了正常劳动的，甲方支付给乙方的工资不低于当地最低工资标准。甲方可根据其生产经营效益状况和职工生活费用价格指数变动情况，适时调整乙方工资。

2、非因乙方原因造成停工、停产在一个工资支付周期内的，甲方应支付乙方的正常工资；停工超过一个工资支付周期的，甲方每月按 济南市最低 标准发给生活费。

3、加班工资：

（1）甲方安排乙方延长工作时间，须按乙方小时工资标准的150%支付工资；

（2）甲方安排乙方在休息日工作又不能安排补休的，须按乙方日工资标准的200%支付工资；

（3）甲方安排乙方在国家法定节假日工作，须按乙方日工资标准的300%支付工资。

四、劳动合同的终止、解除和续订

（一）经甲乙双方协商一致，本合同可以解除。

（二）乙方有下列情形之一的，甲方可以解除本合同（后四项甲方应提前30日以书面形式通知乙方）：

1、在试用期间被证明不符合录用条件的；

2、严重违反劳动纪律或甲方规章制度的；

3、严重失职、营私舞弊，对甲方利益造成重大损害的；

4、被依法追究刑事责任及劳动教养的；

5、乙方患病或非因工负伤，医疗期满后不能从事原工作也不能从事由甲方另行安排的工作的；

6、乙方不能胜任工作，经甲方培训或者调整工作岗位，仍不能胜任工作的；

7、本合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，甲、乙双方协商不能就变更本合同内容达成协议的；

8、甲方濒临破产进行法定整顿期间或生产经营状况发生严重困难，经报劳动保障行政部门确需裁减人员的。

（三）乙方有下列情形之一，又不存在上款第2、3、4项情况的，甲方不得解除本合同：

1、患职业病或者因工负伤并被确认丧失或者部分丧失劳动能力的；

2、患病或者负伤,在规定的医疗期内的；

3、女职工在孕期、产期、哺乳期内的；

4、法律、法规、规章规定的其他情形。

（四）有下列情形之一的，乙方可随时通知甲方解除本合同：

1、在试用期内的；

2、甲方以暴力、威胁或以非法限制人身自由的手段强迫乙方劳动的；

3、甲方不按本合同第三条第（四）款第1项约定支付工资的或经有关部门鉴定甲方未履行本合同第一条第（四）款义务的；

4、甲方强迫乙方集资、入股或者缴纳风险抵押性财物的；

5、甲方拒绝依法为乙方缴纳社会保险费的；

6、甲方低于当地人民政府规定的最低工资标准支付乙方工资报酬的。

（五）除上款外，乙方提出解除本合同应当提前三十日以书面形式与甲方协商。

（六）经协商一致同意续订劳动合同的，双方应在本合同期满前办理续订手续。

五、解除劳动合同的有关补偿

（一）甲方因本合同第四条第（一）款、第（二）款的第6项解除合同的，甲方按乙方在本单位工作年限每满一年（不满一年的按一年计。下同）发给相当于一个月工资的经济补偿金，但最多不超过十二个月。

（二）甲方根据本合同第四条第（二）款的第7、8项、乙方根据本合同第四条第（四）款的2、3项解除合同的以及甲方被撤销或者解散与乙方解除合同的，甲方按乙方在本单位工作年限每满一年发给相当于一个月工资的经济补偿金。

（三）甲方根据本合同第四条第（二）款第5项解除合同的，甲方除应按乙方在本单位工作年限每满一年发给相当于一个月工资的经济补偿金外，再发给乙方不低于六个月工资的医疗补助费。如乙方属患重病或绝症的，甲方还须分别按照乙方应享受的医疗补助费的50%或100%增发医疗补助费。

以上各款所称月工资，是指甲方正常生产经营情况下乙方解除合同前十二个月的平均工资，乙方月平均工资低于甲方月平均工资的，按甲方月平均工资标准计算。

六、医疗期及待遇

（一）乙方患病或非因工负伤，甲方应按国家规定给予医疗期。

（二）乙方在医疗期内停工医疗累计不超过180天的，甲方发给乙方工资70%的病假工资；超过180天的，发给乙方工资60%的疾病救济费。医疗待遇按照有关规定执行。

（三）乙方因故意自伤、打架斗殴、参与违法犯罪活动而致伤致病的，在医疗期间，甲方可停发乙方的工资和各种津贴、补贴。医疗费由乙方自理。

七、违约责任及其它约定事项

在本合同期间，任何一方违反本合同规定给对方造成经济损失

的，应承担赔（补）偿责任。

（一）甲方克扣或者无故拖欠乙方工资以及拒不支付乙方加班工资的，除全额支付乙方工资报酬外，还须加发相当于工资报酬25%的经济补偿金。

（二）甲方支付乙方工资报酬低于当地最低工资标准的，除补足低于标准部分外，还应给乙方加发相当于补足部分25%的经济补偿金。

（三）甲方违反本合同第五条规定，除全额发给乙方经济补偿金外，还须加发该经济补偿金数额50%的额外经济补偿金。

（四）乙方属甲方出资培训、招聘的，尚未达到双方约定的服务期而解除本合同的，应按有关规定或约定赔偿甲方为其实际支出的培训费用。

（五）双方约定：

1. 双方共同遵守《保密协议》
2. 双方协商解决突发事件.
3. 以下空白.

八、附则

（一）本合同一式二份，甲乙双方各执一份。

（二）甲乙双方因履行本合同发生争议，可在争议发生之日起六十日内到有管辖权的劳动争议仲裁委员会申请仲裁。

（三）本合同内容与国家规定不一致或本合同未尽事宜，按国家及省的相关规定执行。

提示：合同双方应在了解本合同内容后，再决定是否签名。一经签订，须严格履行。本合同的乙方必须由本人签名,不得代签；甲方必须加盖法人印章并由法定代表人或其委托代理人签名（盖章）

甲方（盖章）济南银泉科技有限公司

法定代表人或委托代理人 李武 印（签名或盖章）

乙方（签名）王庆平

签订时间　　年　　月　　日

鉴证人（盖章）徐庆吉印

鉴证机关（盖章）

鉴证时间 2006年9月8　年　　月　　日